UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                  ___________________________________

                                FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):

                                June 16, 2008


	              HARRIS & HARRIS GROUP, INC.
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              (Exact Name of Registrant as Specified in its Charter)



	New York			0-11576  		13-3119827
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(State or Other Jurisdiction 	(Commission File Number)   (I.R.S. Employer
of Incorporation)					  Identification No.)


				111 West 57th Street
			      New York, New York  10019
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 	    (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code: (212) 582-0900
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Item 8.01.	Other Events.

      Harris & Harris Group, Inc., announced that in connection with a proposed public offering of shares of common stock directly to institutional investors, it determined that its net asset value per share as of June 16, 2008, was $5.77. If completed, the offering will be made pursuant to an effective shelf registration statement on Form N-2 (File No. 333-138996) filed with the Securities and Exchange Commission.

      A copy of the Company's press release issued June 16, 2008, is furnished as Exhibit 99 to this Form 8-K and is incorporated by reference into this
Item 8.01.


Item 9.01.	  Financial Statements and Exhibits.

      	(a) Not applicable.

	(b) Not applicable.

	(c) Not applicable.

	(d) Exhibits.


	Exhibit No.			Description
        -----------			-----------
	99				Press Release Dated June 16, 2008


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                          SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	June 16, 2008			HARRIS & HARRIS GROUP, INC.



      					By: /s/ Douglas W. Jamison
					    ----------------------
				     	    Douglas W. Jamison
					    President

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                          EXHIBIT INDEX


	Exhibit No.			Description
        -----------			-----------
	99				Press Release Dated June 16, 2008








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